September 18, 1996


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:  Hibernia Corporation
     Current Report on Form 8-K
     Commission File No. 1-10294

Dear Sirs:

      Pursuant  to  rules  and  regulations  adopted   under
the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

     Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the
Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

     Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                              Very truly yours,


                              /s/ PATRICIA C. MERINGER
                              Patricia C. Meringer
                              Senior Vice President
                                and Corporate Counsel

PCM/gbp
Enclosure

cc:  Joseph Lomnicky
     Ron E. Samford, Jr.
     Stephen D. M. Schuetz

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                                FORM 8-K
                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 18, 1996
                                                 __________________
                                                 September 17, 1996



                          Hibernia Corporation
            (Exact name of issuer as specified in its charter)




Louisiana                       1-10294               72-0724532
(State or other                 (Commission           (IRS Employer
jurisdiction of                 File Number)          Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (504) 533-
2486

Item 5.   Other Events.

On September 17, 1996, the Registrant announced that its third quarter results will reflect a $15 million negative loan loss provision, a $5.7 million securities loss and other charges. The Registrant also announced that it anticipates third-quarter 1996 earnings of approximately $.22 per share.

                             EXHIBIT INDEX

Exhibit                                                 Page
Number         Description                              Number

28.30          News Release issued by the Registrant      3
               on September 17, 1996


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HIBERNIA CORPORATION
                         (Registrant)



                         By:      /s/ PATRICIA C. MERINGER
                                  Patricia C. Meringer
                                  Corporate Counsel and
                                  Secretary

Date:  September 18, 1996

                             EXHIBIT 28.30

                             NEWS RELEASE
      HIBERNIA
For Addional Information                         For Release

                                                 IMMEDIATE
                                                 September 17, 1996

MEDIA INQUIRIES:
Jim Lestelle -- Manager,
Corporate Communications
Office: (504) 533-5482;
Home: (504) 488-8826

INVESTOR INQUIRIES:
Dana Combes -- Manager,
Investor and Government Relations
Office: (504) 533-2180
Home:  (504) 895-8480

            HIBERNIA WILL REPORT REDUCTION IN LOAN RESERVES AND
     SECURITIES SALE, EXPECTS THIRD-QUARTER EARNINGS OF $.22 PER SHARE

     NEW ORLEANS, LA -- Hibernia Corporation today announced that it anticipates third-quarter 1996 earnings of approximately $.22 per share. Per-share earnings of $.29 reported for the third quarter of 1995 would have been $.20 on a fully tax-effected basis.

     Third-quarter results will reflect a $15 million negative loan loss provision, a $5.7 million securities loss and other charges, including asset write-downs related to technological enhancements and additions to reserves for health care benefits and other expenses.

     The negative provision, which reduces loan loss reserves, reflects Hibernia's continued strong asset quality.

     "After the negative provision, our loan loss coverage of nonperforming loans will still be approximately 680%, which keeps us in the top quartile of our peer group of 19 strong regional banking companies," said Stephen
A. Hansel, president and CEO.

     The company also announced the third-quarter sale of $200 million in securities carried as assets held for sale, resulting in a $5.7 million pre-tax loss. Proceeds from this sale will be re-invested into higher-yielding securities and loans, which will enhance future earnings and improve an already-strong net interest margin. It is anticipated that the loss will be fully offset by higher earnings over 18 months or less.

     Third quarter results will be announced Oct. 15, 1996.

     With the anticipated fourth-quarter completion of pending mergers with $406-million-asset Texarkana National Bank in east Texas and $254-million-asset St. Bernard Bank & Trust Co., in suburban New Orleans, Hibernia would have approximately $8.9 billion in assets. Hibernia then would have 199 banking locations in 29 Louisiana parishes and two Texas counties. it would be either first, second or third in deposit market share in 24 of these parishes and first in one Texas county. Hibernia's Louisiana markets represent approximately 88% of the state's population and deposits. Its Louisiana market share would be almost 19%.

     The company's common stock (HIB) is listed on the New York Stock
Exchange.
_______________________________________________________________________
For information 24 hours a day by fax, call 800-207-9063

Internet address:http://www.hiberniabank.com